UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported) February 15, 2007

K&F Industries Holdings, Inc.	K&F Industries, Inc.
(Exact name of registrant as specified in its charter)	(Exact name of registrant as specified in its charter)

Delaware	Delaware
(State or other jurisdiction of incorporation or organization)	(State or other jurisdiction of incorporation or organization)

333-124870	33-29035
(Commission File Number)	(Commission File Number)

20-1844325	34-1614845
(IRS Employer Identification No.)	(IRS Employer Identification No.)

50 Main Street, 4th Floor, White Plains, NY	10606
(Address of principal executive offices)	(Zip Code)

(914) 448-2700
(Registrants’ telephone number, including area code)

N/A
(Former name, former address and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition.

On February 15, 2007, K&F Industries Holdings, Inc. (“Holdings”) reported fourth quarter and full year 2006 earnings. K&F Industries, Inc. (“Industries”), the co-registrant, is the wholly owned subsidiary of Holdings.  For additional information regarding Holdings’ fourth quarter and full year 2006 earnings, please refer to the press release attached to this report as Exhibit 99.1 (the “Press Release”), which Press Release is incorporated by reference herein.

At 10:00 a.m. EDT on February 15, 2007, executives of Holdings hosted a conference call to speak to the public, as well as various members of the financial and investment community, regarding Holdings’ fourth quarter and full year 2006 results.

The information in the Press Release is being furnished, not filed, pursuant to this Item 2.02. Accordingly, the information in the Press Release will not be incorporated by reference into any registration statement filed by Holdings or Industries under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by Holdings or Industries that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of Holdings or Industries.

Each co-registrant provides certain non-GAAP financial measures as additional information relating to its operating results. Management believes that the presentation of these measures provides additional information with respect to the ability of the company to meet its future debt service, capital expenditures and working capital requirements. In addition, management believes that investors find these non-GAAP financial measures to be a useful tool for measuring the ability of Holdings and subsidiaries to service debt. Management also uses these or similar non-GAAP financial measures (i) in its strategic planning and (ii) in evaluating results of operations. EBITDA represents net income before interest expense, income taxes and depreciation and amortization.  Adjusted EBITDA is EBITDA as further adjusted to exclude inventory purchase accounting adjustments, stock based compensation and a non-recurring management services agreement termination fee. These definitions of EBITDA and Adjusted EBITDA may not be comparable to similarly titled measures of other companies. A reconciliation of net income to non-GAAP EBITDA and Adjusted EBITDA is included in a schedule to the press release filed with this report.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit
99.1	Press Release dated February 15, 2007.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Co-Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

K&F Industries Holdings, Inc.

Date: February 15, 2007	By:	/S/ Ronald H. Kisner
Executive Vice President, Secretary and General Counsel

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Co-Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

K&F Industries, Inc.

Date: February 15, 2007	By:	/S/ Ronald H. Kisner
Executive Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press Release dated February 15, 2007.